As filed with the Securities and Exchange Commission on July 28, 2009

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2009
W. R. BERKLEY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15202	22-1867895

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

475 Steamboat Road, Greenwich, CT	06830

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 629-3000
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     Reference is made to the press release of W. R. Berkley Corporation (the “Company”) relating to the announcement of the Company’s results of operations for the second quarter of 2009. The press release was issued on July 27, 2009. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
     The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     99.1 Press Release dated July 27, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION
By:	/s/ Eugene G. Ballard
	Name:	Eugene G. Ballard
	Title:	Senior Vice President - Chief Financial Officer

Date: July 28, 2009

EXHIBIT INDEX

Exhibit:
99.1	Press Release dated July 27, 2009